Supplemental Information Package First Quarter 2016 Exhibit 99.2

Disclaimers Forward-looking Statement We make statements in this Supplemental Information Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement in this Supplemental Information Package for purposes of complying with those safe harbor provisions.  These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made.  Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved.  Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation: risks associated with our dependence on the U.S. Government and its agencies for substantially all of our revenues; risks associated with ownership and development of real estate; decreased rental rates or increased vacancy rates; loss of key personnel; general volatility of the capital and credit markets and the market price of our common stock; the risk that the market price of our common stock may be negatively impacted by increased selling activity following the liquidation of certain private investment funds that contributed assets in our initial public offering; the risk we may lose one or more major tenants; failure of acquisitions or development projects to occur at anticipated levels or to yield anticipated results; risks associated with actual or threatened terrorist attacks; intense competition in the real estate market that may limit our ability to attract or retain tenants or re-lease space; insufficient amounts of insurance or exposure to events that are either uninsured or underinsured; uncertainties and risks related to adverse weather conditions, natural disasters and climate change; exposure to liability relating to environmental and health and safety matters; limited ability to dispose of assets because of the relative illiquidity of real estate investments and the nature of our assets; exposure to litigation or other claims; risks associated with breaches of our data security; risks associated with our indebtedness; and other risks and uncertainties detailed in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2015, filed with the Securities and Exchange Commission on March 2, 2016.  In addition, our anticipated qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.  We assume no obligation to update publicly any forward looking statements, whether as a result of new information, future events or otherwise. Ratings Ratings are not recommendations to buy, sell or hold the Company’s securities. The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended March 31, 2016 that will be released on Form 10-Q to be filed on or about May 9, 2016.

Supplemental Definitions Annualized lease income is defined as the annualized contractual base rent for the last month in a specified period, plus the annualized straight line rent adjustments for the last month in such period and the annualized expense reimbursements earned by us for the last month in such period. Cash Available for Distribution (CAD), is a non-GAAP financial measure that is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined under GAAP.  CAD is calculated in accordance with the current NAREIT definition as FFO minus normalized recurring real estate-related expenditures and other non-cash items and nonrecurring expenditures.  CAD is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate CAD the same way, the presentation of CAD may not be comparable to similarly titled measures of other companies. EBITDA is calculated as the sum of net income (loss) before interest expense, income taxes, depreciation and amortization. EBITDA is not intended to represent cash flow for the period, is not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and is not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA the same way, the presentation of EBITDA may not be comparable to similarly titled measures of other companies. Fully diluted basis assumes the exchange of all outstanding common units representing limited partnership interests in the Company’s operating partnership, or common units, the full vesting of all restricted stock units, and the exchange of all earned and outstanding LTIP units in the Company’s operating partnership for shares of common stock on a one-for-one basis, which is not the same as the meaning of “fully diluted” under GAAP. Fully diluted basis does not include outstanding LTIP units in the Company’s operating partnership that are subject to performance criteria that have not yet been met. Funds From Operations (FFO) is generally defined by NAREIT as net income (loss), calculated in accordance with GAAP, excluding gains or losses from sales of property and impairment losses on depreciable real estate, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a widely recognized measure of REIT performance. Although FFO is a non-GAAP financial measure, the Company believes that information regarding FFO is helpful to shareholders and potential investors. Funds From Operations, as Adjusted (FFO, as Adjusted) adjusts Funds From Operations (FFO) to present an alternative measure of our operating performance that we believe is useful to shareholders and potential investors, which, when applicable, excludes the impact of acquisition costs, straight-line rent, above-/below-market leases, non-cash interest and non-cash compensation. In the Future, we may also exclude other items from FFO, as Adjusted that we believe may help investors compare our results. Because all companies do not calculate FFO, as Adjusted in the same way, the presentation of FFO, as Adjusted may not be comparable to similarly titled measures of other companies. Net Operating Income (NOI) is calculated as total property revenues (rental income, tenant reimbursements and other income) less property operating expenses and real estate taxes from the properties owned by the Company. Cash NOI excludes from NOI straight-line rent and amortization of above-/below-market leases. NOI presented by the Company may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions. Pro forma three months ended March 31, 2015 (1) removes from the Company’s financial results for the period from February 11, 2015 (the date of the closing of the Company’s initial public offering) to March 31, 2015 the impact of one-time, non-recurring expenses related to its initial public offering, including legal and accounting fees and new entity formation costs and (2) reflects a full quarter of operations for the period from January 1, 2015 to March 31, 2015 on a pro forma basis based on the financial results of the 49 days of operations between February 11, 2015 and March 31, 2015.

Overview Corporate Information and Analyst Coverage 5 Executive Summary 6 Corporate Financials Balance Sheets 7 Income Statements 8 Net Operating Income 9 EBITDA, FFO and CAD 10 Debt Debt Schedules 11 Debt Maturities 12 Properties Property Overview 13 Tenants 14 Lease Expirations 15 Table of Contents

Corporate Information and Analyst Coverage

Corporate Information

Corporate Headquarters
2101 L Street NW
Suite 650
Washington, DC 20037
202-595-9500

Stock Exchange Listing
New York Stock Exchange

Ticker
DEA

Information Requests
Please contact ir@easterlyreit.com or 202-971-9867 to request an Investor Relations package

Investor Relations
Evelyn Infurna
ICR, Inc.

Executive Team
William Trimble III, CEO
Michael Ibe, Vice-Chairman and EVP
Alison Bernard, CAO
Darrell Crate, Chairman
Meghan Baivier, CFO & COO
Ronald Kendall, EVP

Board of Directors
William Binnie
Darrell Crate
Cynthia Fisher
Emil Henry Jr.
Michael Ibe
James Mead
William Trimble III

Equity Research Coverage

Citigroup
Michael Bilerman / Emmanuel Korchman
212-816-1383 / 212-816-1382

Raymond James & Associates
Bill Crow / Paul Puryear
727-567-2594 / 727-567-2253

RBC Capital Markets
Michael Carroll
440-715-2649

Any opinions, estimates, forecasts or predictions regarding Easterly Government Properties, Inc.'s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Easterly Government Properties, Inc. or its management. Easterly Government Properties, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.

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Executive Summary (Unaudited, in thousands except share and per share data) Price of Common Shares Three months ended March 31, 2016 Earnings Three months ended March 31, 2016 High closing price during period 19.00 $ Net income available to Easterly Government Properties, Inc. 675 $ Low closing price during period 16.53 $ Net income available to Easterly Government Properties, Inc. per share: End of period closing price 18.52 $ Basic 0.03 $ Diluted 0.03 $ Outstanding Classes of Stock and Net income 1,109 $ Partnership Units - Fully Diluted Basis At March 31, 2016 Net income, per share - fully diluted basis 0.03 $ Common shares 24,141,712 Unvested restricted shares 26,667 Funds From Operations 11,972 $ Common partnership units outstanding 15,543,439 Funds From Operations, per share - fully diluted basis 0.30 $ Total - fully diluted basis 39,711,818 Funds From Operations, as Adjusted 11,489 $ Market Capitalization At March 31, 2016 Funds From Operations, as Adjusted, per share - fully diluted basis 0.29 $ Total equity market capitalization - fully diluted basis 735,463 $ Consolidated debt 266,953 Cash Available for Distribution 10,378 $ Cash and cash equivalents (4,380) Cash Available for Distribution, per share - fully diluted basis 0.26 $ Total enterprise value 998,036 $ Liquidity At March 31, 2016 Ratios At March 31, 2016 Cash and cash equivalents 4,380 $ Net debt to total enterprise value 26.3% Net debt to total equity market capitalization 35.7% Unsecured revolving credit facility Net debt to annualized quarterly EBITDA 4.7x Total current facility size 400,000 $ Cash interest coverage ratio 8.0x Less: outstanding balance (184,417) Cash fixed charge coverage ratio 5.7x Available under unsecured revolving credit facility 215,583 $ (1) (1) Excludes unamortized premiums / discounts and deferred financing fees.

Balance Sheets (In thousands) March 31, 2016 December 31, 2015 Assets Real estate properties, net 797,880 $ 772,007 $ Cash and cash equivalents 4,380 8,176 Restricted cash 1,521 1,736 Rents receivable 6,629 6,347 Accounts receivable 3,832 2,920 Deferred financing, net 2,511 2,726 Intangible assets, net 115,198 116,585 Prepaid expenses and other assets 2,723 1,509 Total assets 934,674 $ 912,006 $ Liabilities Revolving credit facility 184,417 154,417 Mortgage notes payable 83,020 83,744 Intangible liabilities, net 44,081 44,605 Accounts payable and accrued liabilities 10,211 9,346 Total liabilities 321,729 292,112 Equity Common stock, par value $0.01, 200,000,000 shares authorized, 24,168,379 shares issued and outstanding 241 241 Additional paid - in capital 392,180 391,767 Retained (deficit) (1,019) (1,694) Cumulative dividends (18,368) (13,051) Total stockholders' equity 373,034 377,263 Non - controlling interest in operating partnership 239,911 242,631 Total equity 612,945 619,894 Total liabilities and equity 934,674 $ 912,006 $ (unaudited)

Income Statements (Unaudited, in thousands, except share and per share data)

Net Operating Income (Unaudited, in thousands)

EBITDA, FFO and CAD (Unaudited, in thousands, except share and per share data)

Debt Schedules
(Unaudited, in thousands)

Debt Instrument	Maturity Date	Stated Rate [2]		March 31, 2016 Balance	March 31, 2016 Percent of Total Indebtedness
Unsecured revolving credit facility					
Unsecured revolving credit facility [1]	11-Feb-19 [3]	LIBOR + 140bps	$	184,417	69.1%
Total unsecured revolving credit facility	**2.9 years (wtd-avg maturity)**	**1.84% (wtd-avg rate)**	**$**	**184,417**	**69.1%**
Secured mortgage debt					
ICE - Charleston	15-Jan-27	4.21%	$	21,729	8.1%
USFS II - Albuquerque	14-Jul-26	4.46%		17,407	6.5%
DEA - Pleasanton	18-Oct-23	LIBOR + 150bps		15,700	5.9%
CBP - Savannah	10-Jul-33	3.40%		15,414	5.8%
MEPCOM - Jacksonville	14-Oct-25	4.41%		12,286	4.6%
Total secured mortgage debt	**11.1 years (wtd-avg maturity)**	**3.71% (wtd-avg rate)**	**$**	**82,536**	**30.9%**

Debt Statistics		March 31, 2016
Variable rate debt - unhedged	$	200,117
Fixed rate debt		66,836
Total debt [4]	**$**	**266,953**
% Variable rate debt - unhedged		75.0%
% Fixed rate debt		25.0%
Weighted average maturity		5.3 years
Weighted average interest rate		2.4%

[1] Credit facility has available capacity of $215,583 as of March 31, 2016.

[2] Average stated rates represent the weighted average interest rate at March 31, 2016.

[3] Credit facility has two six-month as-of-right extension options subject to certain conditions and the payment of an extension fee.

[4] Excludes unamortized premiums / discounts and deferred financing fees.

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Debt Maturities (Unaudited, in thousands) Unsecured Debt Year Scheduled Amortization Scheduled Maturities Scheduled Maturities Total Percentage of Debt Maturing 2016 $ 2,154 $ - $ - $ 2,154 0.8% - 2017 2,977 - - 2,977 1.1% - 2018 3,100 - - 3,100 1.2% - 2019 3,230 - 184,417 187,647 70.2% 1.84% 2020 3,395 - - 3,395 1.3% - 2021 4,054 - - 4,054 1.5% - 2022 5,109 - - 5,109 1.9% - 2023 5,388 15,700 - 21,088 7.9% 1.94% 2024 5,679 - - 5,679 2.1% - 2025 5,633 1,917 - 7,550 2.8% 4.41% 2026 3,686 6,368 - 10,054 3.8% 4.46% 2027 1,093 7,140 - 8,233 3.1% 4.21% 2028 983 - - 983 0.4% - 2029 1,016 - - 1,016 0.4% - 2030 1,049 - - 1,049 0.4% - 2031 1,081 - - 1,081 0.4% - 2032 1,116 - - 1,116 0.4% - 2033 668 - - 668 0.3% - Total $ 51,411 $ 31,125 $ 184,417 $ 266,953 100.0% Secured Debt Weighted Average Interest Rate of Scheduled Maturities $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 $200,000 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Scheduled Amortization Secured Debt Scheduled Maturities Unsecured Debt Scheduled Maturities

Property Overview

Easterly Government Properties Inc.

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Rentable Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot
U.S Government Leased Properties								
IRS - Fresno	Fresno, CA	Office	2018	2003	180,481	$ 7,460,793	8.5%	$ 41.34
PTO - Arlington	Arlington, VA	Office	2019 / 2020	2009	189,871	6,439,092	7.3%	33.91
FBI - San Antonio	San Antonio, TX	Office	2021	2007	148,584	4,978,178	5.7%	33.50
FBI - Omaha	Omaha, NE	Office	2024	2009	112,196	4,423,317	5.0%	39.42
ICE - Charleston	North Charleston, SC	Office	2019 / 2027	1994 / 2012	86,733	3,648,707	4.1%	42.07
DOT - Lakewood	Lakewood, CO	Office	2024	2004	122,225	3,478,437	3.9%	28.46
USCIS - Lincoln	Lincoln, NE	Office	2020	2005	137,671	3,225,627	3.7%	23.43
AOC - El Centro	El Centro, CA	Courthouse/Office	2019	2004	46,813	3,031,651	3.4%	64.76
ICE - Albuquerque	Albuquerque, NM	Office	2027	2011	71,100	2,785,048	3.2%	39.17
USFS II - Albuquerque	Albuquerque, NM	Office	2026	2011	98,720	2,760,931	3.1%	27.97
DEA - Vista	Vista, CA	Laboratory	2020	2002	54,119	2,749,820	3.1%	50.81
DEA - Pleasanton	Pleasanton, CA	Laboratory	2035	2015	42,480	2,716,945	3.1%	63.96
FBI - Richmond	Richmond, VA	Office	2021	2001	96,607	2,708,606	3.1%	28.04
AOC - Del Rio	Del Rio, TX	Courthouse/Office	2024	1992 / 2004	89,880	2,636,561	3.0%	29.33
USFS I - Albuquerque	Albuquerque, NM	Office	2021	2006	92,455	2,628,014	3.0%	28.42
DEA - Dallas Lab	Dallas, TX	Laboratory	2021	2001	49,723	2,355,301	2.7%	47.37
MEPCOM - Jacksonville	Jacksonville, FL	Office	2025	2010	30,000	2,151,080	2.4%	71.70
FBI - Little Rock	Little Rock, AR	Office	2021	2001	101,977	2,140,411	2.4%	20.99
CBP - Savannah	Savannah, GA	Laboratory	2033	2013	35,000	2,105,832	2.4%	60.17
DEA - Santa Ana	Santa Ana, CA	Office	2024	2004	39,905	2,092,588	2.4%	52.44
DOE - Lakewood	Lakewood, CO	Office	2029	1999	115,650	2,058,570	2.3%	17.80
ICE - Otay	San Diego, CA	Office	2017 - 2026	2001	52,881	1,791,571	2.0%	36.22
DEA - Dallas	Dallas, TX	Office	2021	2001	71,827	1,768,618	2.0%	24.62
DEA - North Highlands	Sacramento, CA	Office	2017	2002	37,975	1,712,562	1.9%	45.10
CBP - Chula Vista	Chula Vista, CA	Office	2018	1998	59,397	1,684,828	1.9%	28.37
CBP - Sunburst	Sunburst, MT	Office	2028	2008	33,000	1,579,754	1.8%	47.87
USCG - Martinsburg	Martinsburg, WV	Office	2027	2007	59,547	1,569,912	1.8%	26.36
AOC - Aberdeen	Aberdeen, MS	Courthouse/Office	2025	2005	46,979	1,453,325	1.6%	30.94
DEA - Albany	Albany, NY	Office	2025	2004	31,976	1,333,746	1.5%	41.71
DEA - Otay	San Diego, CA	Office	2017	1997	32,560	1,290,715	1.5%	39.64
DEA - Riverside	Riverside, CA	Office	2017	1997	34,354	1,288,206	1.5%	37.50
SSA - Mission Viejo	Mission Viejo, CA	Office	2020	2005	11,590	533,252	0.6%	46.01
SSA - San Diego	San Diego, CA	Office	2017	2003	11,743	413,543	0.5%	35.22
DEA - San Diego	San Diego, CA	Warehouse	2016	1999	16,100	399,908	0.5%	24.84
Subtotal					**2,442,119**	**$ 85,395,449**	**96.9%**	**$ 35.02**
Privately Leased Properties								
2650 SW 145th Avenue - Parbel of Florida	Miramar, FL	Warehouse/Distribution	2022	2007	81,721	1,657,459	1.9%	20.28
5998 Osceola Court - United Technologies	Midland, GA	Warehouse/Manufacturing	2023	2014	105,641	540,715	0.6%	5.12
501 East Hunter Street - Lummus Corporation	Lubbock, TX	Warehouse/Distribution	2028	2013	70,078	518,885	0.6%	7.40
Subtotal					**257,440**	**$ 2,717,059**	**3.1%**	**$ 10.55**
Total / Weighted Average					**2,699,559**	**$ 88,112,508**	**100.0%**	**$ 32.68**

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Tenants (1)Weighted based on leased square feet.

Lease Expirations